SUB-ITEM 77Q1(A) BY-LAW AMENDMENT

Incorporated by reference to exhibit b(2) to post-effective amendment no. 37 to the Registrant's registration statement filed on Form Type 485BPOS on August 28, 2000 (Accession No. 0000770540-00-000075).